                                    AMENDMENT
                                       TO
                 SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

         This Amendment ("Amendment") to Subordinated Promissory Note Purchase Agreement is made as of April 7, 1997, by and among U.S. Vision, Inc., a Delaware corporation (the "Company"), the successor by merger to U.S. Vision, Inc., a Pennsylvania corporation ("Old USV"), and each of several Purchasers listed in Schedule I (each a "Purchaser" and collectively, the "Purchasers"), and is effective as of January 29, 1997.

         WHEREAS, Old USV and the Purchasers are parties to that certain Subordinated Promissory Note Purchase Agreement dated January 10, 1996 (the "Agreement"). Capitalized terms therein defined all have the meaning ascribed to them by the Agreement.

         WHEREAS, the Purchasers loaned the Company Seven Million Two Hundred Thousand Dollars ($7,200,000.00) under the Agreement, and, as of January 29, 1997 the total amount outstanding under the notes issued under the Agreement (the "1996 Promissory Notes"), including interest, was Eight Million Eight Hundred Thirty Seven Thousand Four Hundred Eighty Three Dollars ($8,837,483.00) (the "Original Sub-Debt").

         WHEREAS, on January 29, 1997 the Purchasers and Old USV agreed to refinance the Original Sub-Debt with a new loan in the amount of Eight Million Eight Hundred Thirty Seven Thousand Four Hundred Eighty Three Dollars ($8,837,483.00) on the terms and conditions provided in this Amendment (the "Loan").

         WHEREAS, on March 18, 1997, Old USV was merged with and into the Company to reincorporate Old USV in the State of Delaware.

         WHEREAS, Commerce Bank, N.A. ("Commerce Bank"), the Company's senior lender, has consented to the transactions contemplated by this Amendment on the condition that each Purchaser executes a Subordination Agreement in the form of attached Exhibit A (the "Subordination Agreement").

         WHEREAS, all capitalized terms not defined in this Amendment are used as defined in the Agreement.

         NOW, THEREFORE, for and in consideration of the terms and conditions set forth herein, the parties hereto agree as follows:

         Section 1. Amendment to Agreement. The Agreement is hereby amended as follows:

         (a) Section 1.01 of the Agreement is amended in its entirety as follows:

                  Issuance, Sale, and Delivery of Promissory Notes. Subject to the terms and conditions of this Amendment, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, hereby agrees to purchase from the Company, a Promissory Note in the form of Exhibit B (a "Promissory Note") in the principal amount set forth opposite such Purchaser's name in Schedule I hereto under the heading "Principal Loan Amount" in exchange for the 1996 Promissory Note or Notes held by that Purchaser.

         (b) Section 1.02 (a) and (b) of the Agreement is amended in its entirety as follows:

         (a) The purchase and sale of the Promissory Notes shall take place at the offices of Piper & Marbury L.L.P., 36 South Charles Street, Baltimore, Maryland 21201 at 10:00 a.m. (Baltimore time) on April 14, 1997, or at such other date, time, and location as may be agreed upon between the Purchasers and the Company (such event being called the "Closing" and such date and time being called the "Closing Date").

         (b)      On or before the Closing Date:

                  (i)      the Company shall deliver to each Purchaser:

                           (A)      an executed copy of the Amendment;

                           (B) an executed Promissory Note payable to the order of such Purchaser in the original principal amount equal to the amount as set forth opposite such Purchaser's name on
                                    Schedule I hereto under the heading
                                    "Principal Loan Amount"; and

                           (C) payment in full of such Purchaser's share of the Loan Fee in accordance with the provisions of Section 1.04;

                  (ii) each of the Purchasers shall deliver to the Company:

                           (A) the 1996 Promissory Notes issued under the Agreement and held by that Purchaser, and

                           (B)      an executed copy of the Amendment; and

                  (iii) the Company and each of the Purchasers shall deliver to Commerce Bank:

                           (A) an executed copy of the Subordination Agreement.

         (c) Section 1.04(a) of the Agreement is amended in its entirety as follows:

         (a) Loan Fee. On or before the Closing Date the Company shall deliver a fee (the "Loan Fee") of Four Hundred Forty One Thousand Eight Hundred Seventy Four Dollars and seventeen cents ($441,874.17), such amount being equal to five percent (5%) of the Loan, to the Purchasers' Agent ("Agent"), Piper & Marbury, L.L.P., who will then distribute to each Purchaser that Purchaser's share of the Loan Fee, as set forth on
         Schedule I.

         Section 2. Documents Otherwise Changed. This Amendment embodies the entire agreement of the parties (and supersedes any prior agreements or understandings) with respect to the subject matter hereof. Except as modified or supplemented herein, the Agreement shall remain unchanged and in full force and effect.

         Section 3. Counterparts. This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties hereto.

         Section 4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any respective successors and assigns.

         Section 5. Governing Law. This Amendment shall be deemed to be an agreement made under, and shall be construed in accordance with, the laws of the State of Maryland without giving effect to conflict of laws principals.

         IN WITNESS WHEREOF, the Company and each of the Purchasers have each caused this Agreement to be signed and delivered by its duly authorized officer, all as of the date set forth above.


U.S. VISION, INC.                         GROTECH PARTNERS IV, L.P.
                                       By:      Grotech Capital Group IV, LLC.,
                                                General Partner
By:/s/
   -----------------------
Title:                                 By: /s/
      --------------------                 -------------------------------------
Attest:
       -------------------

STYL-RITE OPTICAL MFG. CO., INC.       STOLBERG PARTNERS, L.P.
                                       By:      SGMS, L.P., General Partner
                                       By:      Stolberg Partners, Inc.,
                                                General Partner

By:/s/
   -----------------------
Title:                                 By: /s/
      --------------------                 -------------------------------------
Attest:                                         Matthew M. Meehan, V.P.
       -------------------




USV OPTICAL, INC.                      KEYSTONE VENTURE IV, L.P.
                                       By:      Keystone Venture IV Management
                                                Company, General Partner
By:/s/                                 By:      KVM IV MCGP, Inc.,
   -----------------------                      General Partner
Title:                                 By: /s/
      --------------------                 -------------------------------------
Attest:                                        G. Kenneth Macrae, President
       -------------------



THE PENN JANNEY FUND, INC.                      CONSTITUTION PARTNERS I, L.P.
                                       By:      RKM Investment Company,
                                                General Partner

By: /s/
   --------------------------          By:/s/
   Richard M. Fox, President              --------------------------------------
                                                Richard K. McDonald


RICHARD K. MCDONALD                    By:      Needham Capital Management,
                                                L.P., General Partner

M & M GENERAL PARTNERSHIP
                                       By:/s/
                                          --------------------------------------
                                                George A. Needham,Chairman & CEO
By:/s/
   ------------------------------------
   Richard K. McDonald, General Partner

                                   SCHEDULE 1

                                                      PERCENTAGE           NEW
    NAME OF                        OLD AGGREGATE        LOAN              LOAN
   PURCHASERS                       LOAN AMOUNT        AMOUNT            AMOUNT            LOAN FEE
   ----------                       -----------        ------            ------            --------
Grotech Partners IV, L.P.         $2,923,072.50       40.5982       $3,587,861.60        $179,393.08

Keystone Venture IV, L.P.            613,462.50        8.5203          752,981.17          37,649.06

Stolberg Partners, L.P.            2,283,652.50       31.7174        2,803,019.46         140,150.98

Penn Janney Fund, Inc.               182,692.50        2.5374          224,241.93          11,212.10

Needham Capital Partners, L.P.        91,350.00        1.2688          112,125.57           5,606.28

Richard K. McDonald                  375,000.00        5.2083          460,285.57          23,014.28

Constitution Partners I, L.P.        730,770.00       10.1496          896,967.70          44,848.39

TOTALS                            $7,200,000.00         100%          $837,483.00        $441,874.17